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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                AMENDMENT NO. 1
                         TO CURRENT REPORT ON FORM 8-K
                                       ON

                                    FORM 8-K/A


                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported):  MARCH 5, 1998



                                   EVI, INC.
               (Exact name of registrant as specified in charter)

        DELAWARE                   1-13086                        04-2515019
(State of Incorporation)     (Commission File No.)             (I.R.S. Employer
                                                             Identification No.)



      5 POST OAK PARK, SUITE 1760,
             HOUSTON, TEXAS                                         77027-3415
(Address of Principal Executive Offices)                            (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 297-8400


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                       Exhibit Index Appears on Page 4

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 2.1 is hereby amended to add disclosure regarding omission of schedules and exhibits to such Exhibit 2.1.

         (c)     Exhibits.

         2.1     -   Agreement and Plan of Merger by and between EVI, Inc., a
                     Delaware corporation and Weatherford Enterra, Inc., a
                     Delaware corporation dated as of March 4, 1998.


        99.1     -   Press Release of the Company dated March 4, 1998,
                     announcing the signing of the Merger Agreement
                     (incorporated by reference to Exhibit 99.1 to Form 8-K, File No. 1-13086, filed March 5, 1998).





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                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  EVI, INC.




Dated: March 9, 1998                              /s/  James G. Kiley
                                                  -----------------------
                                                       James G. Kiley
                                                     Vice President and
                                                  Chief Financial Officer




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                              INDEX TO EXHIBITS



        Number                     Exhibit
        ------                     -------
          2.1        Agreement and Plan of Merger by and between EVI, Inc., a
                     Delaware corporation and Weatherford Enterra, Inc., a
                     Delaware corporation dated as of March 4, 1998.

         99.1 Press Release of the Company dated March 4, 1998, announcing the signing of the Merger Agreement
                     (incorporated by reference to Exhibit 99.1 to Form 8-K, File No. 1-13086, filed March 5, 1998).




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